SUPPLEMENT TO CLASS A PROSPECTUS OF

                           FIRSTAR BALANCED PORTFOLIO,
                         FIRSTAR EQUITY INCOME PORTFOLIO
                                       AND
                    FIRSTAR GROWTH & INCOME EQUITY PORTFOLIO

                          OF MET INVESTORS SERIES TRUST



         Proposed Fund Reorganizations

         On August 21, 2001, the Board of Trustees of Met Investors Series Trust approved a proposal to reorganize Firstar Balanced Portfolio, Firstar Equity Income Portfolio and Firstar Growth & Income Equity (each a "Firstar Portfolio" and collectively, the "Firstar Portfolios") into Equity Income Portfolio ("First American Portfolio"), a series of First American Insurance Portfolios, Inc., a Portfolio with either an identical or a substantially similar investment objective and similar investment strategies and risks to each of the Firstar Portfolios. If the shareholders of a Firstar Portfolio approve the proposal, that Firstar Portfolio will liquidate by transferring substantially all of its assets to the First American Portfolio. Shareholders of such Firstar Portfolio will receive Class IA shares of the First American Portfolio equal in value to their shares of the Firstar Portfolio as of the date of the reorganization, which is proposed to take place on or about December 31, 2001. Shareholders of record of each Firstar Portfolio as of October 19, 2001 are scheduled to vote on the proposal at a special meeting of shareholders to be held on December 11, 2001. Shareholders of each Firstar Portfolio will be mailed information detailing the proposal on or about October 26, 2001.



September 25, 2001